                                                                   EXHIBIT 10.50



              AGREEMENT BY AND AMONG THE CLASS, THE ESTATE PARTIES,
             THE GRAHAM DEFENDANTS, THE COLE FAMILY, AND THE TAYLOR DEFENDANTS ESTABLISHING THE SETTLEMENT EFFECTIVE DATE


         WHEREAS, certain class action lawsuits filed in Texas and Illinois arising out of the sale and voting of the securities of Reliance Acceptance Group, Inc. were transferred to the United States District Court for the District of Delaware for coordinated pretrial proceedings by order of the Judicial Panel on Multidistrict Litigation and are now pending before the Delaware District Court under the caption In re Reliance Securities Litigation, MDL Docket No. 1304, Civil Action No. 99-858-RRM;

         WHEREAS, the Settling Parties have executed the Stipulation of Settlement, dated as of October 10, 2001 (the "Class Settlement Stipulation"), which agreement shall not be final and effective until the occurrence of certain conditions set forth in Section IV.4 thereof;

         WHEREAS, the Settling Parties have executed the First Addendum to the Class Settlement Stipulation dated as of January 1, 2002 ("First Addendum") and the Second Addendum to the Class Settlement Stipulation dated as of March 1, 2002 ("Second Addendum") amending certain provisions of the Class Settlement Stipulation;

         WHEREAS, on or about February 8, 2002, the Court entered a Final Judgment and Order of Dismissal with Prejudice with respect to the Class Settlement Stipulation (the "Final Judgment") wherein the parties hereto (among others) were fully, finally and forever released from certain defined claims as of the "Settlement Effective Date and subject to the satisfaction of the condition subsequent in Section IV.4.8" of the Class Settlement Stipulation;

         WHEREAS, the parties hereto wish to accelerate the payment to the Estate Representative under the Taylor Settlement Agreement of the consideration to be paid thereunder and to have the settlement consideration paid in cash; and

         WHEREAS, all defined terms not otherwise defined herein shall have the same meanings as set forth in the Class Settlement Stipulation, the First Addendum and the Second Addendum;

         NOW, THEREFORE, the parties hereto (as set forth below) hereby agree as follows:

         1. This agreement (the "Effectiveness Agreement") is dated as of May 24, 2002. The parties to this Effectiveness Agreement (the "Stipulating Parties") are the Class, the Estate Parties, the Cole Family, and the Taylor Defendants, as those terms are defined in the Class Settlement Stipulation; provided, however, that the following persons shall not be deemed to be Related Persons (as defined in the Class Settlement Stipulation) to any of the Stipulating Parties: Howard B. Silverman, James D. Dolph, William S. Race, Ross
J. Mangano, Solway F. Firestone, Thomas Barlow, Dean L. Griffith, Sandler O'Neill & Partners, L.P. and ABN-AMRO, Incorporated.

         2. On or before June 5, 2002, the Estate Parties and the other Stipulating Parties shall comply with the requirements of Section IV.2.16 of the Class Settlement Stipulation.

         3. On or before June 5, 2002, the Class (by and through Class Co-Lead Counsel), for itself and on behalf of the Persons designated as lead plaintiffs in the Delaware Class Litigation, and the other Stipulating Parties shall comply with the requirements of Section IV.2.17 of the Class Settlement Stipulation.

         4. On or before June 30, 2002, the Cole Family either (i) shall have dismissed the Cole Family Chancery Action in its entirety with prejudice and without costs or (ii) shall have dismissed the Taylor Defendants from said action with prejudice and without costs. In the event the Cole Family shall have elected subclause (ii) hereof, the Cole Family members agree that any damages recovered by them against any other tortfeasor, as a result of any injury or damages found to have been also caused by the Taylor Defendants or any of their Related Persons shall be reduced in accordance with the provisions of 10 Del. C. Chapter 63 to the extent of the pro rata share of the Cole Family's damages attributable to the Taylor Defendants or their Related Persons to any of the foregoing; provided, however, that any reduction pursuant to 10 Del. C. Section 6304(a) of the Cole Family's Claims against Persons that are not released from the Cole Family Chancery Action shall be limited to the value of the consideration actually received by the Cole Family members through this Settlement Stipulation. The foregoing is intended to comply with 10 Del. C. ss. 6304 so as to preclude any liability of the Taylor Defendants (or any of their Related Persons) to other joint tortfeasors, if any, for contribution and to define and limit any reduction of the Cole Family's Claims against any party to the Cole Family Chancery Action that is not released from said action.

         5. If the "IPO" (as defined in that certain "Fourth Amendment to the Amended and Restated Stipulation of Settlement" (hereinafter, the "Fourth Amendment") a copy of which is attached hereto as EXHIBIT A and incorporated herein by reference) shall have closed and the orders contemplated by paragraphs 2 through 4 hereof shall have become Final, then at the precise moment that the "Settlement Proceeds" (as defined in the Fourth Amendment) shall be deposited in a bank account designated by the Estate Representative, then (i) all of the conditions set forth in Sections IV.4.1 and IV.4.8 of the Class Settlement Stipulation shall be deemed to have been fully, completely, and unequivocally satisfied with respect to and among the Stipulating Parties alone and (ii) as among these Stipulating Parties alone, the Settlement Effective Date under the Class Settlement Stipulation shall be deemed to have occurred. Nothing herein is intended by the Stipulating Parties to affect the rights, duties, conditions or obligations applicable to any party to the Class Settlement Stipulation who is not also a party to this Effectiveness Agreement.

         6. The Estate Representative agrees that, as soon as practicable (but no more than ten business days) following the later of (i) the date the IPO shall have closed, (ii) the date the Settlement Proceeds shall have been deposited with the Estate Representative, and (iii) the date that notice shall have been delivered to counsel for the Estate Representative by attorneys for the Lead Plaintiffs and the Cole Family that the Allocation Agreement is effective and enforceable by its terms, it shall make distributions under the Allocation Agreement of the Settlement Proceeds in such manner as is required by the Allocation Agreement (which shall remain in full force and effect), the Final order of the Court approving the Allocation Agreement, and the Final order of the Court granting Lead Plaintiffs' motion to approve and implement the proposed allocation among Class 5 constituents.

         7. The Stipulating Parties agree, that except as otherwise specifically set forth herein and in the Fourth Amendment, it is their intent that the terms of the Class Settlement Stipulation, the First Addendum, the Second Addendum, and/or the Other Agreements (described in Section IV.8.10 of the Class Settlement Stipulation) shall be unchanged and shall remain in full force and effect.

         8. To eliminate the potential for liability of the Estate Parties, the Cole Family, and the Taylor Defendants, and/or any of their Related Persons, for liability under any theory of contribution, the Lead Plaintiffs (for themselves and on behalf of the Class) shall execute on any judgment against any Person that in any way relates (whether directly or indirectly) to any of the Released Claims only to the extent of such Person's proportionate share of responsibility in respect thereof.

         9. This Effectiveness Agreement may be amended or modified only by a written instrument signed by or on behalf of all the Stipulating Parties; provided, however, that if a Stipulating Party unreasonably refuses to execute an amendment or modification deemed by another Stipulating Party to be (i) necessary to implement the terms and conditions of this Effectiveness Agreement consistent with the intent of the Stipulating Parties as reflected herein or
(ii) of immaterial effect to the Stipulating Party refusing to execute such amendment or modification, then Section IV.8.17 of the Class Settlement Stipulation shall apply.

         10. This Effectiveness Agreement may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. Counsel for the parties hereto shall exchange among themselves signed counterparts of this Effectiveness Agreement. Signatures delivered by facsimile transmission shall be effective upon receipt and have the same weight and effect as an executed original.

         11. All counsel and any other Person executing this Effectiveness Agreement represent and warrant that they have the full authority to take appropriate action required or permitted to be taken hereunder to effectuate its terms (including, without limitation, execution of this Effectiveness Agreement).

         12. The parties hereto agree that they shall take such additional actions and/or execute such additional documents, statements, releases, instruments or assurances as may be reasonably necessary to effectuate the terms of this Effectiveness Agreement provided that such additional actions, documents, statements, releases, instruments or assurances are generally consistent with the material terms and conditions set forth herein.

         IN WITNESS WHEREOF, the following Stipulating Parties have caused this Effectiveness Agreement to be executed by their duly authorized attorneys as of the date specified in paragraph 1 hereof.














                            [EXECUTION PAGES FOLLOW]

COUNSEL FOR LEAD PLAINTIFFS AND THE CLASS

DAVID B. KAHN & ASSOCIATES, LTD.



By:      /s/ Mark E. King
         -------------------------
         Mark E. King


David B. Kahn
Mark E. King
Elissa C. Chase
One Northfield Plaza, Suite 100
Northfield, Illinois 60093
Telephone: (847) 501-5083
Facsimile: (847) 501-5086

Class Co-Lead Counsel


MILBERG WEISS BERSHAD HYNES & LERACH LLP



By:      /s/ Keith F. Park
         -------------------------
         Keith F. Park


William S. Lerach
Helen J. Hodges
Keith F. Park
401 B Street, Suite 1700
San Diego, California 92101-4297
Telephone: (619) 231-1058
Facsimile: (619) 231-7423

Class Co-Lead Counsel

COUNSEL FOR THE ESTATE PARTIES

ROBERT F. COLEMAN & ASSOCIATES




By:      /s/ Robert F. Coleman
         -------------------------
         Robert F. Coleman


Robert F. Coleman
Steven R. Jakubowski
Sean B. Crotty
Cassandra A. Crotty
77 West Wacker Drive, Suite 4800
Chicago, Illinois 60601
Telephone: (312) 444-1000
Facsimile: (312) 444-1028

Counsel for the Estate Parties

COUNSEL FOR THE TAYLOR DEFENDANTS

MCDERMOTT WILL & EMERY





By:      /s/ Steven P. Handler
         -------------------------
         Steven P. Handler


Steven P. Handler
Steven H. Hoeft
David S. Rosenbloom
MCDERMOTT, WILL & EMERY
227 West Monroe Street
Chicago, Illinois 60606
Tel: (312) 372-2000
Fax: (312) 984-7700

Counsel for the Taylor Defendants

LAW OFFICE OF JONAH ORLOFSKY





By:      /s/ Jonah Orlofsky
         ------------------------
         Jonah Orlofsky


LAW OFFICE OF JONAH ORLOFSKY
122 South Michigan Avenue
Suite 1850
Chicago, Illinois 60603
Tel: (312) 566-0455
Fax: (312) 427-1850

Counsel for Certain of the Taylor Defendants in the Alstrin Litigation


COUNSEL FOR THE COLE FAMILY

WILDMAN HARROLD ALLEN & DIXON





By:      /s/ Thomas I. Matyas
         -------------------------
         Thomas I. Matyas


Thomas I. Matyas
Richard M. Hoffman
WILDMAN HARROLD ALLEN & DIXON
225 West Wacker Drive
Suite 3000
Chicago, Illinois 60606
Tel: (312) 201-2000
Fax: (312) 201-2555

Counsel for the Cole Family in the Graham Litigation and the Bankruptcy Cases

ANDREWS & KURTH L.L.P.




By:      /s/ Dean W. Ferguson
         ___________________________
         Dean W. Ferguson


Dean W. Ferguson
ANDREWS & KURTH, L.L.P.
1717 Main Street
Suite 3700
Dallas, Texas 75201
Tel: (214) 659-4400
Fax: (214) 659-4401

Counsel for the Cole Family in the Delaware Chancery Action and the Alstrin Litigation








































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